SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)___

_______________________________________________________

U.S. BANK TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

41-1973763

I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor
Wilmington, Delaware	19809
(Address of principal executive offices)	(Zip Code)

Patrick J. Crowley

U.S. Bank Trust National Association

100 Wall Street, Suite 1600

New York, NY 10005

Telephone (212) 361-2505

(Name, address and telephone number of agent for service)

NORFOLK SOUTHERN CORPORATION

(Exact name of obligor as specified in its charter)

Virginia	52-1188014
(State or other jurisdiction of	(I. R. S. Employer
incorporation or organization)	Identification No.)

Three Commercial Place	23510-2191
Norfolk, Virginia
(Address of principal executive offices)	(Zip Code)

SUBORDINATED DEBT SECURITIES

(Title of the Indenture Securities)

FORM T-1

Item 1.      GENERAL INFORMATION.  Furnish the following information as to the Trustee.

a)      Name and address of each examining or supervising authority to which it is subject.

                                    Comptroller of the Currency

                                    Washington, D.C.

                  b)   Whether it is authorized to exercise corporate trust powers.

                        Yes

Item 2.     AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.

                        None

Items 3-15      The Trustee is a Trustee under another Indenture under which securities issued by the obligor are outstanding.  There is not and there has not been a default with respect to the securities outstanding under other such Indenture.

Item 16.     LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

      Exhibit 1.   A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

      Exhibit 2.   A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

                  Exhibit 3.    A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

                  Exhibit 4.    A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

                  Exhibit 5.    Not applicable.

                  Exhibit 6.    The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

                  Exhibit 7.    Report of Condition of the Trustee as of December 31, 2008, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

                  Exhibit 8.   Not applicable.

                  Exhibit 9.   Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 27th day of March, 2009.

                                                            U.S. BANK TRUST NATIONAL ASSOCIATION

                                                            By:       /s/ Patrick J. Crowley

                                                            Name:   Patrick J. Crowley

Title:    Vice President

Exhibit 7

U.S. Bank Trust National Association

Statement of Financial Condition

As of December 31, 2008

($000's)

                                                                                                   12/31/2008

Assets

      Cash and Balances Due From Depository Institutions             $506,824

      Fixed Assets                                                                                     66

      Intangible Assets                                                                        69,906

Other Assets                                                                                   25,042

Total Assets                                                                              $601,838

Liabilities

      Other Liabilities                                                                       $18,818

      Total Liabilities                                                                     $18,818

Equity

      Common and Preferred Stock                                                   $1,000

      Surplus                                                                                    505,932

      Undivided Profits                                                                       76,088

            Total Equity Capital                                                      $583,020

Total Liabilities and Equity Capital                                         $601,838

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:       /s/ Patrick J. Crowley

Name:   Patrick J. Crowley

Title:    Vice President

Date:  March 27, 2009